Common Stock and Preferred Stock	6 Months Ended
Jun. 30, 2025
Common Stock and Preferred Stock [Abstract]
Common Stock and Preferred Stock

9. Common Stock and Preferred Stock

Authorized Capital

The Company had been authorized to issue 20,000,000 shares of common stock, $0.001 par value per share, and 15,000,000 shares of preferred stock, $0.001 par value per share. In June 2024, the number of authorized shares of preferred stock increased to 16,000,000 shares. In August 2025, the Board of Directors of the Company approved a 5,000 – 1 reverse stock split.

Preferred stock

As of June 30, 2025 and December 31, 2024, the Company has issued the following preferred stock:

	Number of shares issued as of June 30 2025 and December 31,	Conversion	Aggregate Liquidation Preference as of June 30,	Aggregate Liquidation Preference as December 31,
	2024	Price	2025	2024
Series
Series seed	217	$4,150	$1,368,624	$1,332,687
Series A	519	$6,100	4,797,551	4,671,576
Series B	194	$12,350	3,624,342	3,529,173
Series B-1	296	$12,350	5,559,527	5,413,544
Series C	890	$13,200	17,807,012	17,339,432
Series C-1	106	$13,200	2,129,187	2,073,278
Series D	854	$19,450	24,111,470	23,437,007
Total	3,076		$59,397,713	$57,796,697

The significant terms of the preferred stock, are as follows:

Preferred stock carries an 8% cumulative preference dividend, payable when declared by the Board of Directors. No dividend has been paid on any series of preferred stock as of June 30, 2025. As of June 30, 2025, and December 31, 2024, cumulative dividends in arrears for all classes’ preferred shares were approximately $19,700,000 and $18,100,000, respectively.

Each share of preferred stock shall be convertible at the option of the holder, without the payment of additional consideration, into units of common stock at the conversion price as defined in the shareholders’ agreement. The conversion price is subject to adjustment in the event of subsequent issuance of common stock at a lower price than the original conversion price. Each series preferred stock is mandatorily convertible into common stock at the conversion price as defined in the shareholders’ agreement on the occurrence of an initial public offering (IPO).

In the event of voluntary or involuntary liquidation, dissolution, or winding up of the Company, all classes of preferred stockholders would be entitled to receive, in preference to common shareholders, an amount equal to the original issue price plus accrued and unpaid dividends. All series of preferred stock rank pari passu with each other in terms of liquidation preference except series B1 and C1. Part of the amount invested by series B1 and C1 preferred stock as mentioned in the shareholders’ agreement ranks junior to other preferred stockholders, however, rank pari passu with each other. After the liquidation preference payments to all classes of preferred stockholders have been met, preferred shareholders have unlimited right to participate on a prorated basis with common shareholders.

Holders of the preferred stock shall be entitled to elect 5 members of the Board of Directors and also hold certain protective rights with respect to significant corporate transactions as defined. Each holder of common stock shall be entitled to one vote in respect of each share held.